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                                                                   EXHIBIT 10.59



                (Logo)  FIRST FINANCIAL CARIBBEAN CORPORATION


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), THE PUERTO RICO UNIFORM SECURITIES ACT (THE "UNIFORM ACT") OR ANY OTHER STATE SECURITIES LAW. THIS SECURITY WAS ACQUIRED BY THE HOLDER FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT COVERING THIS SECURITY UNDER THE 1933 ACT AND THE UNIFORM ACT. ANY SUCH SALE OR DISPOSITION MUST BE MADE IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH IN THIS NOTE.


                               PROMISSORY NOTE


Principal Amount:   $3,250,000

Interest Rate:  10.00% per annum

Interest Payment Date (s):  25th of each month

Maturity Date: On Demand

Issue Date:  December 9, 1994

Registered Owner ("Holder"):  Ven-Lour Enterprises, Inc.

        For value received, First Financial Caribbean Corporation (the "Company") promises to pay to the Holder, the Principal Amount on the Maturity Date, and to pay interest on the unpaid balance of the Principal Amount of this Note, in arrears, from and including the date of this Note or from the most recent Interest Payment Date to such Maturity Date and on the Maturity Date, at the Interest Rate on each Interest Payment Date and on the Maturity Date, commencing on January, 1995. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the 25th day of the calendar month next preceding such Interest Payment Date. The Principal Amount of this Note is payable upon presentation of this Note at the principal office of the Company in the City of San Juan, Puerto Rico.
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         Interest will be calculated on the basis of a year of 360 days, consisting of twelve 30-day months. All payments hereunder shall be made in lawful money of the United States. Any extension of time for the payment of the Principal Amount of this Note resulting from the Maturity Date falling on a Saturday, Sunday or legal holiday in the Commonwealth of Puerto Rico will be included in the computation of interest.

         The Company will not prepay this Note in full or in part.

         The Holder may declare this Note immediately due and payable before its Maturity Date upon the failure of the Company to pay principal of or interest on this Note when the same shall become due (an "event of default").

         If an event of default has occurred and is continuing, the Holder of the Note may, by written notice of default given to the Company, declare this Note to be immediately due and payable, whereupon the unpaid Principal Amounts hereof, together with accrued interest thereon, shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company.

         The Company agrees to pay all expenses of enforcement, including collection costs and reasonable attorneys' fees, in case default is made by the Company in the payment of interest or principal of this Note or any part thereof.

         This Note is a registered obligation and is transferable only by surrender thereof at the principal office of the Company, duly endorsed or accompanied by written instrument of transfer duly executed by the registered Holder hereof or his attorney duly authorized in writing and a letter of representation in form acceptable to the Company is delivered by the transferee whereby it represents that is acquiring this Note for investment and not with a view to the distribution thereof and said transfer is exempt from the registration requirements of the Act and the Uniform Act. The Company may treat the person in whose name this Note is registered on the books and records of the Company as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary, until all conditions of transfer reasonably required by the Company have been complied with, including the delivery of any opinion of counsel confirming the exemption from the registration requirements of the Act.
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     This Note shall be construed according to and governed by the laws of the
Commonwealth of Puerto Rico.

                            First Financial Caribbean Corporation


                            /s/ Mario S. Levis
                            -----------------------------------
                            Mario S. Levis
                            Vice President & Treasurer



AFFIDAVIT #6984


     Subscribed and sworn to before me by Mario S. Levis, of legal age, married, and resident of San Juan, Puerto Rico in his capacity as Vice President of First Financial Caribbean Corp. personally known to me in San Juan, P.R. on this 9th day of December, 1994.


(SEAL)

                                    -------------------------
                                          Notary Public